SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: July 10, 1997


                  TELECONFERENCING SYSTEMS INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                       0-13313                       36-3296861
---------------                 -----------                  -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



P.O. Box 4197, Englewood, CO                                     80155-4197
---------------------------------------                          ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code 303-761-8829
                                                   ------------

Not Applicable
--------------
(Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant
         --------------------------------

         None.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         None.

Item 3.  Bankruptcy or Receivership
         --------------------------

         None.

Item 4.  Changes in Accountants
         ----------------------

         See attached exhibit

Item 5.  Other Events
         ------------

         Not Applicable.

Item 6.  Resignation of Directors
         ------------------------

         Not Applicable.

Item 7.  Financial Statements Pro Forma Financial & Exhibits
         ---------------------------------------------------

         Not Applicable.

Exhibits

     Letter of authorization from Hein + Associates LLP.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 10, 1997                 TELECONFERENCING SYSTEMS INTERNATIONAL, INC.


                                    By:  /S/  KEITH SHWAYDER
                                         ---------------------------------------
                                         Keith Shwayder, President

                              HEIN + ASSOCIATES LLP
                       717 Seventeenth Street, Suite #1600
                              Denver, CO 80202-3330
                              Phone: (303) 298-9600
                               Fax: (303) 298-8118




                                  July 10, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549



            Re: Teleconferencing Systems International, Inc. (0-1313)


Dear Sir or Madame:

         We have read Item 4 of Teleconferencing Systems International, Inc.'s Form 8-K, dated July 7, 1997, and are in agreement with the statements contained in item 4 as they relate to us.


                                               Very truly yours,



                                               Hein + Associates LLP